UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) December 29, 1997


                          REGENT ASSISTED LIVING, INC.

Oregon                                 0-27108              93-1171049
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(State or other jurisdiction of        (Commission          (IRS Employer
 incorporation or organization)         File No.)            Identification No.)


121 SW Morrison Street, Suite 1000, Portland, OR            97204
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(Address of principal executive offices)                    (Zip Code)


                                 (503) 227-4000
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              (Registrant's telephone number, including area code)


                                    No Change
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          (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant

     (a) Previous Independent Accountant

          (i) On December 29, 1997, Regent Assisted Living, Inc. ("Regent") dismissed its previous certifying accountant, Coopers & Lybrand L.L.P. ("C&L"), and retained its new certifying accountant, KPMG Peat Marwick LLP.

          (ii) The reports of C&L on the financial statements of Regent for the past two fiscal years preceding the date hereof contained no adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles.

          (iii) The decision to change accountants was approved by the Audit Committee of Regent's Board of Directors.

          (iv) During the two most recent fiscal years and the subsequent interim periods to the date hereof, there have been no disagreements with C&L on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of C&L would have caused it to make reference thereto in connection with its report on the financial statements for such years.

          (v) Regent requested that C&L furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements above and, if not, stating the respects in which it does not agree. A copy of such letter is attached hereto as
          Exhibit 16 and is incorporated herein by reference.

     (b)      New Independent Accountant

               Regent engaged KPMG Peat Marwick LLP as its new certifying accountant as of December 29, 1997. During the two most recent fiscal years and through the date hereof, Regent has not consulted with KPMG Peat Marwick LLP regarding any matters specified in Items 304(a)(2)(i) or (ii) of Regulation S-B under the Securities Exchange Act of 1934.

Item 7.  Financial Statements and Exhibits

     (c)  Exhibits

          16. Letter from Coopers & Lybrand L.L.P. re change in certifying accountant.

                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 29, 1997

                              REGENT ASSISTED LIVING, INC.



                              By  STEVEN L. GISH
                                -----------------------------------------------
                                Steven L. Gish
                                Chief Financial Officer and Treasurer
                                (Principal Financial and Accounting Officer)

                                  EXHIBIT INDEX


                                                                     Sequential
Exhibit No.                     Description                          Page No.

    16 Letter from Coopers & Lybrand L.L.P. re change in certifying accountant.